Vanguard Capital Opportunity Fund

Supplement to the Prospectus and the Summary Prospectus

Important Changes to Vanguard Capital Opportunity Fund

Vanguard Capital Opportunity Fund is now open to new accounts for personal investors, and shareholders are no longer subject to a $25,000 annual investment limit. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans. Certain qualifying asset allocation programs may continue to operate in accordance with the program terms.

The Fund will remain closed to all prospective financial advisory, institutional, and intermediary clients (other than clients who invest through a Vanguard brokerage account) until further notice, and there is no specific time frame for when the Fund will reopen for new account registrations by these clients.

During the Fund’s closed period, current institutional shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail. Current financial advisory and intermediary clients may not contribute to existing Fund accounts.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 111A 042013